                          TRADEMARK SECURITY AGREEMENT
                                   (HOLDINGS)


                  This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of December ___, 1998 is made by NATIONAL MEDIA CORPORATION, a Delaware corporation ("Holdings"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, ("Lender").

                                    RECITALS


                  A. Borrower and Secured Party are contemporaneously herewith entering into that certain Loan and Security Agreement dated as of the date hereof (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Holdings.

                  B. Holdings has executed in favor of Secured Party that certain General Continuing Guaranty, dated as of the date hereof (the "Guaranty"), in favor of Secured Party, respecting certain obligations of Borrower owing to Secured Party under the Loan Agreement.

                  C. Holdings and Secured Party are contemporaneously herewith entering into that certain Security Agreement, dated as of the date hereof (the "Security Agreement"), pursuant to which Holdings has granted to Secured Party a security interest in (among other things) all general intangibles of Holdings.

                  D. As one of the conditions precedent to the obligations of Lender under the Loan Agreement, Holdings has agreed to execute and deliver this Agreement to Lender for filing with the PTO and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate Lender's existing security interests in the trademarks and other general intangibles described herein.

                                   ASSIGNMENT


                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Holdings hereby agrees in favor of Lender as follows:

                  1. DEFINITIONS; INTERPRETATION.

                       (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                  "BORROWER" means Quantum North America, Inc., a Delaware corporation.

                  "EVENT OF DEFAULT" shall have the meaning ascribed thereto in the Loan Agreement.

                  "GUARANTIED OBLIGATIONS" shall have the meaning ascribed thereto in the Loan Agreement.

                  "LIEN" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any agreement to give any security interest).

                  "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Holdings, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Holdings from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Holdings from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

                  "PTO" means the United States Patent and Trademark Office and any successor thereto.

                  "TRADEMARK COLLATERAL" has the meaning set forth in SECTION 2.

                  "TRADEMARKS" has the meaning set forth in SECTION 2.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

                  "UNITED STATES" and "U.S." each mean the United States of America.

                       (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

                       (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                           (i) Any reference to a Section or a Schedule is a
reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                           (ii) The words "hereof," "herein," "hereto,"
"hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                           (iii) The meaning of defined terms shall be equally
applicable to both the singular and plural forms of the terms defined.

                           (iv) The words "including," "includes" and "include"
shall be deemed to be followed by the words "without limitation."

                           (v) References to agreements and other contractual
instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                           (vi) References to statutes or regulations are to be
construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                           (vii) Any captions and headings are for convenience
of reference only and shall not affect the construction of this Agreement.

                           (viii) Capitalized words not otherwise defined herein
shall have the respective meanings ascribed to them in the Security Agreement.

                           (ix) In the event of a direct conflict between the
terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of Holdings and supplemental rights and remedies in favor of Lender (whether under federal law or applicable California law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict in the Loan Agreement.

                  2. SECURITY INTEREST.

                  (a) ASSIGNMENT AND GRANT OF SECURITY INTEREST. To secure the Guarantied Obligations, Holdings hereby grants, assigns, transfers and conveys to Lender a continuing security interest in all of Holdings' right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark Collateral"):

                                        (i) all state (including common law) and
                    federal trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Holdings, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States (but excluding each application to register any trademark, service mark, or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark or service mark) and all extensions or renewals thereof, including without limitation any of the foregoing identified on SCHEDULE A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of Holdings or in the name of Lender for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

                                        (ii) all claims, causes of action and
                    rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                                        (iii) all general intangibles related to
                    or arising out of any of the Trademarks and all the goodwill of Holdings' business symbolized by the Trademarks or associated therewith; and

                                        (iv) all proceeds of any and all of the
                    foregoing Trademark Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Trademark Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, licensed, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

                       (b) CONTINUING SECURITY INTEREST. Debtor agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
SECTION 17.

                       (c) INCORPORATION INTO SECURITY AGREEMENT. This Agreement shall be fully incorporated into the Security Agreement and all understandings, agreements and provisions contained in the Security Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Security Agreement.

                       (d) PERMITTED LICENSES. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, Holdings may grant non-exclusive licenses of the Trademark Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.

                  3. FURTHER ASSURANCES; APPOINTMENT OF LENDER AS ATTORNEY-IN-FACT. Holdings at its expense shall execute and deliver, or cause to be executed and delivered, to Lender any and all documents and instruments, in form and substance reasonably satisfactory to Lender, and take any and all action, which Lender may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Lender's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. If Holdings refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Lender in accordance with the foregoing, Lender shall have the right, in the name of Holdings, or in the name of Lender or otherwise, without notice to or assent by Holdings, and Holdings hereby irrevocably constitutes and appoints Lender (and any of Lender's officers or employees or agents designated by Lender) as Holdings' true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Holdings on all or any of such documents or instruments and perform all other acts that Lender reasonably deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Lender's security interest in, the Trademark Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Holdings, which Lender reasonably may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) after the occurrence and during the continuance of any Event of Default, to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Lender to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this SECTION 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with SECTION 17.

                  4. REPRESENTATIONS AND WARRANTIES. Holdings represents and warrants to Lender, in each case to the best of its knowledge, information, and belief, as follows:

                       (a) NO OTHER TRADEMARKS. SCHEDULE A sets forth, as of the Closing Date, a true and correct list of all of the existing Trademarks (whether registered or otherwise), or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by Holdings.

                       (b) TRADEMARKS SUBSISTING. Each of the Trademarks listed in SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of Holdings' knowledge, each of the Trademarks is valid and enforceable.

                       (c) OWNERSHIP OF TRADEMARK COLLATERAL; NO VIOLATION. (i) Holdings has rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on SCHEDULE A hereto as owned by it, Holdings is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder and other than Permitted Liens), including licenses, registered user agreements and covenants by Holdings not to sue third persons, and (iii) with respect to any Trademarks for which Holdings is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, Holdings is not in material default of any of its obligations thereunder and,
(i) other than the parties to such licenses or licensing agreements, or (ii) in the case of any non-exclusive license or license agreement entered into by Holdings or any such licensor regarding such Trademark, the parties to any other such non-exclusive licenses or license agreements entered into by Holdings or any such licensor with any other Person, no other Person has any rights in or to any of the Trademark Collateral. To the best of Holdings' knowledge, the past, present and contemplated future use of the Trademark Collateral by Holdings has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

                       (d) NO INFRINGEMENT. To the best of Holdings' knowledge, no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

                       (e) POWERS. Holdings has the unqualified right, power and authority to pledge and to grant to Lender a security interest in all of the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

                  5. COVENANTS. Until such time as this agreement is terminated pursuant to SECTION 17, Holdings agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents, and Holdings will promptly give Lender written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which Holdings is a licensee.

                  6. FUTURE RIGHTS. For so long as any of the Guarantied Obligations shall remain outstanding, or, if earlier, until Lender shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when Holdings shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of SECTION 2 shall automatically apply thereto and Holdings shall give to Lender prompt notice thereof. Holdings shall do all things reasonably deemed necessary or advisable by Lender to ensure the validity, perfection, priority and enforceability of the security interests of Lender in such future acquired Trademark Collateral. If Holdings refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Lender in connection herewith, Holdings hereby authorizes Lender to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Holdings' behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

                  7. LENDER'S DUTIES. Notwithstanding any provision contained in this Agreement, Lender shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Holdings or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Lender hereunder or in connection herewith, Lender shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

                  8. REMEDIES. Upon the occurrence and during the continuation of an Event of Default, Lender shall have all rights and remedies available to it under the Security Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Holdings agrees that such rights and remedies include the right of Lender as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Holdings agrees that Lender shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Lender's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Holdings in which Lender has a security interest, including Lender's rights to sell inventory, tooling or packaging which is acquired by Holdings (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Lender shall have the right but shall in no way be obligated to bring suit, or to take such other action as Lender deems necessary or advisable, in the name of Holdings or Lender, to enforce or protect any of the Trademark Collateral, in which event Holdings shall, at the request of Lender, do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement. To the extent that Lender shall elect not to bring suit to enforce such Trademark Collateral, Holdings, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

                  9. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Holdings and Lender and their respective successors and assigns.

                  10. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

                  11. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of any Trademark Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Lender of such rights and remedies as may be available under federal law.

                  12. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Security Agreement, together with the Schedules hereto and thereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Lender may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in SECTION 6 hereof.

                  13. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                  14. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement

                  15. SECURITY AGREEMENT. Holdings acknowledges that the rights and remedies of Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement and all such rights and remedies are cumulative.

                  16. NO INCONSISTENT REQUIREMENTS. Holdings acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Holdings agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                  17. TERMINATION. Upon the payment in full of the Guarantied Obligations, including the cash collateralization, expiration, or cancellation of all Guarantied Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Lender shall execute and deliver such documents and instruments and take such further action reasonably requested by Holdings, at Holdings' expense, as shall be necessary to evidence termination of the security interest granted by Holdings to Lender hereunder, including cancellation of this Agreement by written notice from Lender to the PTO.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                        NATIONAL MEDIA CORPORATION,
                                        a Delaware corporation



                                        By:
                                           ---------------------------------
                                        Name:
                                            --------------------------------
                                        Title:
                                             -------------------------------

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation



                                        By:
                                           ---------------------------------
                                        Name:
                                            --------------------------------
                                        Title:
                                             -------------------------------

STATE OF CALIFORNIA        )
                           )  ss
COUNTY OF LOS ANGELES      )

                  On _____________, 1998, before me, __________________, Notary
Public, personally appeared ________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                    ------------------------------------------
                                    Signature


[SEAL]


STATE OF CALIFORNIA        )
                           )  ss
COUNTY OF LOS ANGELES      )

                  On ___________, 1998, before me, _____________________, Notary
Public, personally appeared ___________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                    ------------------------------------------
                                    Signature


[SEAL]

                                   SCHEDULE A

                       to the Trademark Security Agreement
                             TRADEMARKS OF HOLDINGS


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            TYPE                 JURISDICTION            MARK             APPLICATION DATE         APPLICATION NO.
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


                                      A-1